UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                        333-141054                20-3079717
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
    of Incorporation)                  Number)            Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

     (d) On July 9, 2008, the Board of Directors of the Registrant appointed Robert Dubner to serve as a director of the Company for a term that will continue until the next annual meeting of the Registrant and until his successor is elected and qualified. Mr. Dubner, age 65, is presently an independent consultant providing senior advisory services to companies including Momentive, a silicon manufacturing company (since October 2007) and Noranda, a company which manufactures aluminum castings (since March 2008). Mr. Dubner previously served as an independent consultant to Covalence, a company which manufactures plastic packaging (from September 2006 until July 2007). From October 2002 until December 2004, Mr. Dubner was a senior partner with IBM, serving as one of the leaders of IBM's middle market consulting practice. In addition, Mr. Dubner serves on the board of directors of Hudson Highland Group, Inc., a temporary and permanent staffing company. In connection with his appointment as a director of the Company, the Company intends to issue Mr. Dubner options to purchase 200,000 shares of common stock of the Company at an exercise price of $1.95 per share under the 2008 Share Incentive Plan. In addition, the Company intends to, subject to board approval, grant Mr. Dubner options to purchase 10,000 shares of common stock at fair market value vesting 18 months after the date of grant at each Board Mr. Dubner attends during the next three years. All of the aforesaid options will be granted pursuant to the Registrant's 2008 Share Incentive Plan. In addition, the Company intends to pay Mr. Dubner $2,500 for each Board he attends during the next three years.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.
         None.

(b)  Pro forma financial information.
         None.

(c)  Exhibits
         None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Perf-Go Green Holdings, Inc.


July 15, 2008                                       By:   /s/ Anthony Tracy
                                                     ---------------------------
                                                            Anthony Tracy
                                                            President



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